Exhibit 32
      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Michael E. DeHaan, Chairman, President, and Chief Executive Officer, and Karen
M. Wirth, Treasurer, of Chesterfield Financial Corp. ("the Corporation") each certify in his or her capacity as an officer of the Corporation that he or she has reviewed the Annual Report of the Corporation on Form 10-K for the year ended June 30, 2004 and that to the best of his or her knowledge:

      1. the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

      2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


           September 9, 2004                 /s/ Michael E, DeHaan
           Date                              ---------------------
                                             Michael E. DeHaan
                                             Chairman, President, and Chief
                                             Executive Officer


           September 9, 2004                 /s/ Karen M. Wirth
           Date                              ------------------
                                             Karen M. Wirth
                                             Treasurer (Chief Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Chesterfield Financial Corp. and will be retained by Chesterfield Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.


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

                             SHAREHOLDER INFORMATION

        Special Legal Counsel                                       Stock Transfer Agent

    Luse Gorman Pomerenk & Schick                              Registrar and Transfer Company
 5335 Wisconsin Ave. N.W., Suite 400                                  10 Commerce Drive
        Washington, DC 20015                                     Cranford, New Jersey 07016

        Independent Auditors                                              Form 10-K

    Crowe Chizek and Company LLC            A copy of the Form 10-K as filed with the Securities and Exchange
  One Mid America Plaza, Suite 700          Commission will be furnished without charge to shareholders for the most
Oakbrook Terrace, Illinois 60181-4450       recent fiscal year upon written request to Richard E. Urchell, Vice
                                            President and Secretary, Chesterfield Financial Corp., 10801 South Western
          Office Locations                  Avenue, Chicago, Illinois 60643.

             Main Office

     10801 South Western Avenue                               Directors and Executive Officers
       Chicago, Illinois 60643
                                            Michael E. DeHaan, Chairman, President, and Chief Executive Officer
           Branch Offices                   C. C. DeHaan, Director
                                            Robert T. Mangan, Director
     10701 South Western Avenue             David M. Steadman, Director
       Chicago, Illinois 60643              Richard E. Urchell, Vice President, Secretary, and Director
                                            Donald D. Walters, Director
        10135 S. Roberts Road
     Palos Hills, Illinois 60465

       22 West Lincoln Highway
      Frankfort, Illinois 60423


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